UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1. Investment Company Act File Number: 811-23385

Date of Notification: August 21, 2026

2. Exact name of Investment Company as specified in registration statement:

Axonic Alternative Income Fund

3. Address of principal executive office: (number, street, city, state, zip code)

Axonic Alternative Income Fund

520 Madison Avenue, 42nd Floor

New York, NY 10022

4. Check one of the following:

A.	[X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	[ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	[ ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Joseph Castellano
Joseph Castellano
Treasurer (Principal Financial Officer)

AXONIC ALTERNATIVE INCOME FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

August 21, 2026

Dear Axonic Alternative Income Fund Shareholder,

Thank you for your investment. The purpose of this Notice is to announce a quarterly repurchase offer for the Axonic Alternative Income Fund (the “Fund”). Quarterly repurchase offers provide shareholders with access to their assets and a degree of liquidity. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period. If you have no need or desire to sell your shares this quarter, simply disregard this notice. We will notify you again next quarter and mail new documents to be completed in connection with the next repurchase offer.

Shares of the Fund can only be tendered for repurchase during one of the Fund’s scheduled quarterly repurchase offers, so we would like to make you aware of the deadlines and procedures should you wish to do so. The repurchase offer period will begin on August 21, 2026 and end, unless extended, on September 18, 2026 (“Repurchase Request Deadline”). Shares accepted for repurchase will be repurchased at a price equal to the net asset value of such shares on September 18, 2026, according to the terms and conditions described in the attached Repurchase Offer Statement and Repurchase Request Form.

If you wish to sell your shares during this repurchase offer period, you can do so in one of the following two ways:

1.	If your shares are held at your financial adviser, broker, dealer or other financial intermediary, please ask your financial adviser, broker, dealer or other financial intermediary to submit a repurchase request for you. You may be charged a transaction fee for this service by your financial adviser, broker, dealer or other financial intermediary. Your financial advisor may have different requirements for making a repurchase request during the repurchase offer period. None of the Fund, Axonic Capital LLC (the “Adviser”), SS&C GIDS, Inc. (the “Transfer Agent”) or ALPS Distributors, Inc. (the “Distributor”) is responsible for any errors committed by your financial adviser, broker, dealer or other financial intermediary in submitting a Repurchase Request for you. A shareholder who holds shares through a financial adviser, broker, dealer or other financial intermediary should NOT submit the attached form to the Fund.

2.	If you have a direct account held with the Fund, please complete, sign and date the enclosed Repurchase Request Form. In order to process your request, it must be received in good order by the Transfer Agent, prior to 4:00 p.m. Eastern Time on September 18, 2026.

All repurchase requests must be received in good order prior to 4:00 p.m. Eastern Time on September 18, 2026.

If you have questions, please call your financial advisor, broker, dealer or other financial intermediary, or the Fund at (833) 429-6642 (833-4Axonic).

Sincerely,

Axonic Alternative Income Fund

The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form to the Transfer Agent prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

AXONIC ALTERNATIVE INCOME FUND

REPURCHASE OFFER

1. The Offer. Axonic Alternative Income Fund (the “Fund”) is offering to repurchase, for cash, up to 5% of its issued and outstanding common shares of beneficial interest (“Repurchase Offer Amount”) at a price equal to the net asset value (“NAV”) as of the close of regular trading hours on the New York Stock Exchange (normally, 4:00 p.m., Eastern Time) on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for the Fund’s shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s currently effective prospectus and statement of additional information, as amended or supplemented.

2. Net Asset Value. The Fund’s NAV per share on August 14, 2026, was $19.67 for Class A Shares and $20.02 for Class I Shares. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below). The Fund’s NAV can fluctuate prior to such time. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Repurchase Request Form. The current NAV may be obtained by calling (833) 429-6642 (833-4Axonic) and asking for the most recent price or by visiting www.axonicfunds.com. The shares of the Fund are not traded on any organized market or securities exchange.

3. Repurchase Request Deadline. All Repurchase Request Forms must be received in proper form by 4:00 p.m., Eastern Time, on September 18, 2026.

4. Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on September 18, 2026 (the “Repurchase Pricing Date”). This NAV may be higher or lower than the NAV on the date on which you return your Repurchase Request Form.

5. Payment for Shares Repurchased. The Fund expects to make payments for all shares repurchased no more than seven (7) calendar days from the Repurchase Pricing Date (i.e., by September 25, 2026). The Fund will not charge a repurchase fee.

6. Increase in Number of Shares Repurchased. If shareholders tender for repurchase more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than 100 shares and who tender all of their shares, before prorating other amounts tendered.

7. Withdrawal or Modification. Tenders of shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on September 18, 2026.

8. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Fund’s Board of Trustees, including a majority of the trustees who are not interested persons of the Fund, and only in the following limited circumstances:

•	If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

•	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

•	For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund’s NAV; and

•	For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

9. Tax Consequences. You should review the tax information in the Fund’s prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the Repurchase Offer. Generally, any tender of shares to the Fund would be treated as a taxable event, and any gain or loss would be treated as a capital gain or loss, either short- or long-term, depending on the length of time you have held the shares.

10. No Redemption Fee. No redemption fees will apply if you sell your shares pursuant to the Fund’s quarterly repurchase program.

11. Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of the Fund’s counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this Repurchase Offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund’s interpretations of the terms and conditions of this Repurchase Offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

Neither the Fund, Axonic Capital LLC (the “Adviser”), SS&C GIDS, Inc. (the “Transfer Agent”), ALPS Distributors, Inc. (the “Distributor”) nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

Neither the Fund, the Adviser, the Transfer Agent, nor the Distributor is or will be obligated to ensure that your financial advisor, broker, dealer or other financial intermediary through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this Repurchase Offer. No person has been authorized to give any information or to make any representations in connection with this Repurchase Offer other than those contained herein, in the Repurchase Request Form, or in the Fund’s currently effective prospectus or statement of additional information, as amended or supplemented. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this Repurchase Offer, contact your financial advisor, broker, dealer or other financial intermediary, or the Fund at (833) 429-6642 (833-4Axonic).

AXONIC ALTERNATIVE INCOME FUND

REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, FRIDAY SEPTEMBER 18, 2026

FOR ACCOUNTS HELD DIRECTLY WITH THE FUND

This repurchase request form is for shareholders who wish to tender shares for repurchase from their account held directly with the Axonic Alternative Income Fund (the “Fund”). Shares will be repurchased at a price equal to their net asset value (“NAV”) per share as of the close of regular trading hours on the New York Stock Exchange (normally, 4:00 p.m., Eastern Time) on September 18, 2026 (the “Repurchase Pricing Date”). An Authorized Person elected on the account application must submit this form via fax, e-mail or mail prior to 4:00 p.m., Eastern Time on September 18, 2026 (the “Repurchase Request Deadline”). The Repurchase Request Deadline will be strictly observed. If the request is not received by the transfer agent in good order prior to the Repurchase Request Deadline, the request will not be honored.

If your account is held through a financial adviser, broker, dealer or other financial intermediary, do not submit this form to the Fund. Instead, please contact your financial adviser, broker, dealer or other financial intermediary to submit your repurchase request. Neither the Fund, Axonic Capital LLC, SS&C GIDS, Inc. nor ALPS Distributors, Inc. is responsible for any errors committed by your financial adviser, broker, dealer or other financial intermediary in submitting a Repurchase Request Form for you.

All sections must be fully completed in order to process your request.

For delivery by regular mail:	For delivery by registered, certified or express mail, by overnight courier or by personal delivery:

Axonic Alternative Income Fund	Axonic Alternative Income Fund
c/o SS&C GIDS, Inc.	c/o SS&C GIDS, Inc.
P.O. Box 219576	801 Pennsylvania Ave, Suite 219576
Kansas City, MO 64121-9095	Kansas City, MO 64105

Please accept this tender of shares as designated below for repurchase at a price equal to their NAV on the Repurchase Pricing Date.

I understand that this quarterly repurchase offer is limited to five (5%) percent of the outstanding shares of the Fund and, that, if the offer is oversubscribed, the Fund may not purchase the full amount of the shares that I am requesting, in which case the Fund will repurchase shares on a pro rata basis.

I understand that unless this form is submitted to the Fund in good order and free from error on or before the time and date specified above, the Fund will not be able to honor a request for repurchase of shares pursuant to this Repurchase Offer.

Name(s) of Registered Shareholders:

Account Number:
Daytime Telephone Number:

Shares Tendered (check only ONE option and fill in number or dollar amount as appropriate):

NUMBER OF SHARES BEING TENDERED (select one option)

[ ]	Full Tender: Please tender all Shares in my account
[ ]	Partial Tender: Please tender __________ Shares from my account
[ ]	Dollar Amount: Please tender enough Shares to net $__________________.

Payment and Delivery Instructions:

 [  ] Unless alternative instructions are given below, the check will be issued to the name(s) of the registered shareholders and mailed to the address of record.

Alternative mailing instructions:

 [  ] Electronically deposited by ACH to my bank. (A voided check is required.)

Payee or Account Name	Account Number

You may be required to provide a Medallion Signature Guarantee if: (i) proceeds from your tender of shares will be greater than or equal to $100,000; (ii) proceeds of the repurchase are to be made payable via check to someone other than the owner of the registered account; or (iii) proceeds are to be made payable to the owner of the account, but are to be mailed to an address other than the address of record on the account. Please contact the Fund at (833) 429-6642 (833-4Axonic) to determine if a Medallion Signature Guarantee is necessary for your repurchase.

Signature:	Date:

Signature Guarantee (if required):

ALL signatures MUST be guaranteed by an employee of a member firm of a regional or national securities exchange or of the Financial Industry Regulatory Authority, Inc., by an employee of a commercial bank or trust company having an office, branch or agency in the United States or any other “eligible guarantor institution” as that term is defined in Rule 17Ad-15(a)(2) of the Securities Exchange Act of 1934.

Signature Guaranteed By:

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